Exhibit 99.1

MARTEN TRANSPORT ANNOUNCES RECORD RESULTS FOR FOURTH QUARTER AND YEAR
Net income improves 12.3% in 2012

Marten Transport, Ltd. (Nasdaq/GS:MRTN) today reported the highest net income for any quarter and year in the Company’s history.  Net income improved 12.3% in 2012 to a record $27.3 million, or $1.23 per diluted share, from $24.3 million, or $1.10 per diluted share, a year earlier.  For the fourth quarter of 2012, net income increased to $7,719,000 from $7,663,000 for the fourth quarter of 2011, Marten’s previous record.  Diluted earnings per share were 35 cents for each quarter.  It was also Marten’s eleventh consecutive year-over-year increase in quarterly net income.

Operating revenue, consisting of revenue from truckload and logistics operations, increased to $166.4 million in the fourth quarter of 2012 from $158.3 million in the fourth quarter of 2011, and increased to $638.5 million in 2012 from $603.7 million in 2011. Operating revenue, net of fuel surcharges, increased 4.1% to $134.2 million in the 2012 quarter from $128.8 million in the 2011 quarter, and increased 5.4% to $517.3 million in 2012 from $490.7 million in 2011.  Fuel surcharge revenue increased to $32.2 million for the fourth quarter of 2012 from $29.5 million in the 2011 quarter, and increased to $121.1 million for 2012 from $113.0 million in 2011.

Operating expenses as a percentage of operating revenue, with both amounts net of fuel surcharge revenue, increased slightly to 90.2% for the fourth quarter of 2012 from 89.9% for the fourth quarter of 2011, and improved to 91.1% for 2012 from 91.2% for 2011.

Chairman and Chief Executive Officer Randolph L. Marten said, “We are encouraged by our continued solid results which are driven by our ongoing profitable development and growth of our regional, intermodal, brokerage and MRTN de Mexico operations in collaborative relationships with our customers.  I want to recognize the efforts of our employees whose smart, hard work and dedication has continuously improved our productivity and efficiency processes while aggressively controlling our costs.”

Marten Transport, with headquarters in Mondovi, Wis., is one of the leading temperature-sensitive truckload carriers in the United States.  Marten specializes in transporting and distributing food and other consumer packaged goods that require a temperature-controlled or insulated environment.  Marten offers service in the United States, Canada and Mexico, concentrating on expedited movements for high-volume customers.  Marten’s common stock is traded on the Nasdaq Global Select Market under the symbol MRTN.

This press release contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially from those expressed in such forward-looking statements. Important factors known to the Company that could cause actual results to differ materially from those discussed in the forward-looking statements are discussed in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. The Company undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACTS: Tim Kohl, President, and Jim Hinnendael, Chief Financial Officer, of Marten Transport, Ltd., 715-926-4216.

MARTEN TRANSPORT, LTD.
CONSOLIDATED CONDENSED BALANCE SHEETS
 (Unaudited)

(In thousands, except share information)	December 31, 2012	December 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$3,473	$20,821
Receivables:
Trade, net	66,239	59,385
Other	7,177	3,430
Prepaid expenses and other	15,490	15,426
Deferred income taxes	3,155	2,738
Total current assets	95,534	101,800
Property and equipment:
Revenue equipment, buildings and land, office equipment and other	551,136	523,974
Accumulated depreciation	(156,660)	(155,774)
Net property and equipment	394,476	368,200
Other assets	613	579
TOTAL ASSETS	$490,623	$470,579
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$33,062	$33,343
Insurance and claims accruals	13,838	13,042
Total current liabilities	46,900	46,385
Long-term debt, less current maturities	2,726	-
Deferred income taxes	109,074	103,835
Total liabilities	158,700	150,220
Stockholders’ equity:
Marten Transport, Ltd. stockholders’ equity:
Preferred stock, $.01 par value per share; 2,000,000 shares authorized; no shares issued and outstanding	-	-
Common stock, $.01 par value per share; 48,000,000 shares authorized; 22,109,619 shares at December 31, 2012, and 21,984,597 shares at December 31, 2011, issued and outstanding	221	220
Additional paid-in capital	82,679	80,078
Retained earnings	246,460	237,872
Total Marten Transport, Ltd. stockholders’ equity	329,360	318,170
Noncontrolling interest	2,563	2,189
Total stockholders’ equity	331,923	320,359
TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY	$490,623	$470,579

MARTEN TRANSPORT, LTD.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)

(In thousands, except per share information)	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
OPERATING REVENUE	$166,412	$158,340	$638,456	$603,679
OPERATING EXPENSES (INCOME):
Salaries, wages and benefits	43,221	39,359	163,242	147,646
Purchased transportation	32,248	30,970	124,269	120,332
Fuel and fuel taxes	41,937	39,750	163,596	155,595
Supplies and maintenance	9,961	9,845	39,919	40,311
Depreciation	15,790	15,173	60,904	57,531
Operating taxes and licenses	1,848	1,796	6,741	6,373
Insurance and claims	4,902	4,840	20,718	18,170
Communications and utilities	1,302	1,209	4,939	4,605
Gain on disposition of revenue equipment	(1,249)	(981)	(5,302)	(3,800)
Other	3,241	3,428	13,577	13,886
Total operating expenses	153,201	145,389	592,603	560,649
OPERATING INCOME	13,211	12,951	45,853	43,030
NET INTEREST INCOME	(8)	(18)	(48)	(24)
INCOME BEFORE INCOME TAXES	13,219	12,969	45,901	43,054
Less: Income before income taxes attributable to noncontrolling interest	30	99	497	807
INCOME BEFORE INCOME TAXES ATTRIBUTABLE TO MARTEN TRANSPORT, LTD.	13,189	12,870	45,404	42,247
PROVISION FOR INCOME TAXES	5,470	5,207	18,137	17,962
NET INCOME	$7,719	$7,663	$27,267	$24,285
BASIC EARNINGS PER COMMON SHARE	$0.35	$0.35	$1.24	$1.10
DILUTED EARNINGS PER COMMON SHARE	$0.35	$0.35	$1.23	$1.10
DIVIDENDS PAID PER COMMON SHARE	$0.775	$0.02	$0.845	$0.08

MARTEN TRANSPORT, LTD.
SEGMENT INFORMATION
(Unaudited)

(Dollars in thousands)	Three Months Ended December 31,		Dollar Change Three Months Ended December 31,	Percentage Change Three Months Ended December 31,
	2012	2011	2012 vs. 2011	2012 vs. 2011
Operating revenue:
Truckload revenue, net of fuel surcharge revenue	$98,099	$94,174	$3,925	4.2%
Truckload fuel surcharge revenue	27,635	25,597	2,038	8.0
Total Truckload revenue	125,734	119,771	5,963	5.0
Logistics revenue, net of intermodal fuel surcharge revenue	36,071	34,669	1,402	4.0
Intermodal fuel surcharge revenue	4,607	3,900	707	18.1
Total Logistics revenue	40,678	38,569	2,109	5.5
Total operating revenue	$166,412	$158,340	$8,072	5.1%
Operating income:
Truckload	$10,766	$11,201	$(435)	(3.9)%
Logistics	2,445	1,750	695	39.7
Total operating income	$13,211	$12,951	$260	2.0%
Operating ratio:
Truckload	91.4%	90.6%		0.9%
Logistics	94.0	95.5		(1.6)
Consolidated operating ratio	92.1%	91.8%		0.3%

MARTEN TRANSPORT, LTD.
SEGMENT INFORMATION
(Unaudited)

(Dollars in thousands)	Year Ended December 31,		Dollar Change Year Ended December 31,	Percentage Change Year Ended December 31,
	2012	2011	2012 vs. 2011	2012 vs. 2011
Operating revenue:
Truckload revenue, net of fuel surcharge revenue	$378,383	$357,787	$20,596	5.8%
Truckload fuel surcharge revenue	104,940	98,060	6,880	7.0
Total Truckload revenue	483,323	455,847	27,476	6.0
Logistics revenue, net of intermodal fuel surcharge revenue	138,960	132,890	6,070	4.6
Intermodal fuel surcharge revenue	16,173	14,942	1,231	8.2
Total Logistics revenue	155,133	147,832	7,301	4.9
Total operating revenue	$638,456	$603,679	$34,777	5.8%
Operating income:
Truckload	$36,805	$35,298	$1,507	4.3%
Logistics	9,048	7,732	1,316	17.0
Total operating income	$45,853	$43,030	$2,823	6.6%
Operating ratio:
Truckload	92.4%	92.3%		0.1%
Logistics	94.2	94.8		(0.6)
Consolidated operating ratio	92.8%	92.9%		(0.1)%

MARTEN TRANSPORT, LTD.
OPERATING STATISTICS
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Truckload Segment:
Total Truckload revenue (in thousands)	$125,734	$119,771	$483,323	$455,847
Average truckload revenue, net of fuel surcharges, per tractor per week(1)	$3,389	$3,219	$3,339	$3,162
Average tractors(1)	2,202	2,226	2,167	2,170
Average miles per trip	623	617	624	626
Non-revenue miles percentage(2)	11.4%	10.6%	11.3%	10.8%
Total miles – company-employed drivers (in thousands)	56,042	52,753	215,742	202,836
Total miles – independent contractors (in thousands)	897	1,253	4,583	6,841
Logistics Segment:
Total Logistics revenue (in thousands)	$40,678	$38,569	$155,133	$147,832
Brokerage:
Marten Transport
Revenue (in thousands)	$13,421	$12,559	$53,161	$48,354
Loads	8,403	6,927	32,533	25,412
MWL
Revenue (in thousands)	$6,742	$9,009	$30,648	$34,463
Loads	3,641	4,015	16,120	17,194
Intermodal:
Revenue (in thousands)	$20,515	$17,001	$71,324	$65,015
Loads	7,961	6,238	27,488	24,302
Average tractors	73	79	63	75
At December 31, 2012 and December 31, 2011:
Total tractors(1)	2,252	2,281
Average age of company tractors (in years)	2.0	2.6
Total trailers	4,170	4,124
Average age of company trailers (in years)	2.2	2.4
Ratio of trailers to tractors(1)	1.9	1.8

	Three Months Ended December 31,		Year Ended December 31,
(In thousands)	2012	2011	2012	2011
Net cash provided by operating activities	$22,750	$25,462	$85,539	$86,206
Net cash used for investing activities	10,509	24,199	88,115	48,271
Weighted average shares outstanding:
Basic	22,083	21,985	22,064	21,979
Diluted	22,157	22,062	22,150	22,075

(1)	Includes tractors driven by both company-employed drivers and independent contractors. Independent contractors provided36 and 48 tractors as of December 31, 2012, and 2011, respectively.
(2)	Represents the percentage of miles for which the company is not compensated.